EXHIBIT 10.1

                           LOAN AND SECURITY AGREEMENT

                                     Between





                TRAVIS BOATS & MOTORS, INC. a Texas corporation,
           TRAVIS BOATING CENTER FLORIDA, INC., a Florida corporation,
        TRAVIS BOATS & MOTORS BATON ROUGE, INC., a Louisiana corporation,
         TRAVIS BOATING CENTER OKLAHOMA, INC., an Oklahoma corporation,
       TRAVIS BOATING CENTER MISSISSIPPI, INC., a Mississippi corporation,
       TRAVIS BOATING CENTER LOUISIANA, INC., a Louisiana corporation, and
           TRAVIS BOATING CENTER GEORGIA, INC., a Georgia corporation as Borrower,

                                       AND



                              KENNEDY FUNDING, INC.
                                as Agent for the
                              lenders named herein




                          Date: as of November__, 2003



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                                TABLE OF CONTENTS

                                                                            Page

1.  Definitions................................................................1
2.  The Loan...................................................................2
3.  The Note...................................................................3
4.  Grant of Security Interest.................................................3
5.  Conditions Precedent to Lender's Obligations...............................3
6.  Representations and Warranties of Borrower.................................4
7.  Survival of Representations and Warranties.................................6
8.  Affirmative Covenants......................................................6
9.  Negative Covenants of Borrower.............................................7
10. Events of Default..........................................................8
11. Remedies...................................................................9
12. Payment of Expenses.......................................................10
13. Lender's Right to Assign..................................................10
14. Default Interest Rate.....................................................10
15. Usury Savings.............................................................10
16. Notices...................................................................10
17. No Waiver.................................................................11
18. Failure to Exercise Rights................................................11
19. Prohibition Against Exercise of Rights Applicable Only to Individual
       Lenders................................................................11
20. Miscellaneous.............................................................11
21. Successors and Assigns....................................................12
22. Waiver of Jury Trial......................................................12
23. Releases of Collateral....................................................13


Schedules

Schedule A........-        Description of the Collateral
Schedule B........-        Principal Loan Documents
Schedule C        -        Intentionally omitted
Schedule D        -        Lenders
Schedule E        -        Intentionally Deleted
Schedule F        -        Lender Designated Release Amounts


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

                           LOAN and SECURITY AGREEMENT

     THIS LOAN AND SECURITY AGREEMENT ("Agreement"), dated as of November ____, 2003, between TRAVIS BOATS & MOTORS, INC. a Texas corporation, TRAVIS BOATING CENTER FLORIDA, INC., a Florida corporation, TRAVIS BOATS & MOTORS BATON ROUGE, INC., a Louisiana corporation, TRAVIS BOATING CENTER OKLAHOMA, INC., an Oklahoma corporation, TRAVIS BOATING CENTER MISSISSIPPI, INC., a Mississippi corporation, TRAVIS BOATING CENTER LOUISIANA, INC., a Louisiana corporation, and TRAVIS BOATING CENTER GEORGIA, INC., a Georgia corporation, all of the foregoing having an office at 12116 Jekel Circle, Suite 102, Austin, Texas 78727 (collectively,"Borrower"), and KENNEDY FUNDING, INC. ("Agent"), a New Jersey corporation having an address at Two University Plaza, Suite 402, Hackensack, New Jersey 07601, as agent for the lenders identified on Schedule D attached hereto and incorporated herein by reference, in each case having an address care of Kennedy Funding, Inc., Two University Plaza, Suite 402, Hackensack, New Jersey 07601 (the aforesaid lenders are hereinafter collectively referred to as "Lender").

                              W I T N E S S E T H:

     WHEREAS, Borrower has requested that Lender make a loan to Borrower in the amount of FIVE MILLION THREE HUNDRED THOUSAND and 00/100 ($5,300,000.00) Dollars (the "Loan"), subject to and upon the terms and conditions hereinafter contained, which Loan shall be evidenced by a promissory note as of even date herewith from Borrower to Lender (the "Note"); and

     WHEREAS, the Loan is to be secured by certain instruments, agreements and documents, including those items identified in the Principal Loan Documents as identified in Schedule B hereto and made a part hereof (capitalized terms used herein having the meaning set forth in the respective Principal Loan Documents unless otherwise stated herein), and

     WHEREAS, Lender has agreed to make the Loan to Borrower on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing and of the covenants and conditions hereinafter set forth, Borrower and Lender hereby agree as follows:

     1.   Definitions. As used herein,

     (a) "Affiliate" of any Person shall mean any other Person which, directly or indirectly, controls or is controlled by, or is under common control with such Person. For the purposes of this definition, "controls" (including, with correlative meanings, the terms "controlled by" and "under common control with"), as used with respect to any Person, shall mean the possession, directly


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or  indirectly,  of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or otherwise.

     (b) "Business Day" shall mean any day upon which banks located in the State of New Jersey generally are open to conduct regular banking business.

     (c) "Closing Date" shall mean the date on which this Agreement is executed by the parties hereto and the conditions set forth in Paragraph 4 are fulfilled to the satisfaction of Lender.

     (d) the "Collateral" shall mean the Real Property Collateral, all collateral described in any Loan Document and any other property of any obligor now or hereafter subject to a security agreement, mortgage, pledge, assignment or other document granting Lender a security interest therein.

     (e) the "Default Rate" shall have the meaning ascribed thereto in the Note.

     (f) "Environmental Laws" shall mean a collective reference when and as applicable to (i) [local counsel to provide citations to local environmental laws], (ii) the Comprehensive Environmental Response, Compensation & Liability Act, as amended, 42 U.S.C. Section 9601 et seq., (iii) the Resource Conservation and Recovery Act, as amended, 42 U.S.C. Section 6901 et seq., and (v) any and all other federal, state and local statutes, laws, rules, ordinances, regulations and executive orders pertaining to environmental matters applicable to Borrower's business and/or properties, as the same may be amended or supplemented from time to time.

     (g) "Governmental Authority" or "Governmental Authorities" shall mean any federal, state, county or municipal governmental agency, board, commission, officer, official or entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government and having jurisdiction over Borrower or the Collateral.

     (h) "Indemnified Party" and "Indemnified Parties" shall mean Agent and Lender as well as their directors, officers, trustees, partners, employees, agents, attorneys and shareholders.

     (i) the "Loan Documents" shall mean this Agreement, the Note, the Mortgage and Security Agreements (collectively, "Mortgage") and any other documents or agreements given to Lender by Borrower in connection with the Loan.

     (j) "Person" or "Persons" shall mean any one or more individuals, partnerships, corporations (including a business trust), joint stock companies,


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limited liability company, trusts,  unincorporated associations,  joint ventures or other entities, or a foreign state or political subdivision thereof or any agency of such state of subdivision.

     (k) "Real Property Collateral" or "Mortgaged Property" shall mean the real property owned in fee by Borrower, as more particularly described in Schedule A attached hereto and made a part hereof.

     2.   The Loan.

     (a) Provided that no default shall have occurred and be continuing hereunder, Lender agrees, subject to the terms and conditions hereinafter set forth, to advance to Borrower up to ____________and 00/100 ($____________)
Dollars.

     (b) Subject to a final closing statement prepared by Lender's counsel, the Loan proceeds shall be disbursed as follows and used only for the following purposes:

          (1)  The  sum  of  ______________________________________________  and
     00/100 ($__________) Dollars shall be disbursed to Borrower on the Closing Date to be used toward working capital and Borrower's closing costs.

          (2) The sum of TWO HUNDRED TWELVE THOUSAND and 00/100 ($212,000.00) Dollars shall be disbursed on behalf of Borrower on the Closing Date and simultaneously paid to Lender as a fully earned, non-refundable fee (the "Fee") in consideration of Lender's commitment to make the Loan on the terms and conditions stated herein. In no event shall the Fee be applied or credited in reduction of any principal, interest or other sum payable hereunder. Notwithstanding the foregoing, provided that Borrower has not been in default of any of its obligations under this Agreement or any of the other Loan Documents (notwithstanding the fact that the default may have been cured within any applicable cure or grace period), if a portion of the Loan in the amount of TWO MILLION THREE HUNDRED THOUSAND and 00/100 ($2,300,000.00) Dollars ("Prepaid Principal") is paid in full within forty-five (45) days from the date hereof, and subject to the terms contained in the Note, then Borrower shall be entitled to a refund from Lender in an amount equal to two percent (2%) of the Prepaid Principal at the time that Borrower pays Lender all outstanding principal, interest and fees hereunder or under any of the Loan Documents; and

          (3)  The  sum of  _________________________  and  00/100  ($_________)
     Dollars shall be disbursed by Lender on behalf of Borrower on the Closing Date and simultaneously paid to Cole, Schotz, Meisel, Forman & Leonard, P.A., in payment of its legal fees; and

          (4)  The  sum  of  SEVENTY-NINE   THOUSAND  FIVE  HUNDRED  and  00/100
     ($79,500.00)  Dollars shall be disbursed by Lender on behalf of Borrower on


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

     the Closing Date and simultaneously paid to Lender as the balance of the commitment fee ("Commitment Fee") due to Lender pursuant to the commitment letter dated October 28, 2003.

     (c) The foregoing disbursements may be made, notwithstanding contrary directions from Borrower , and for such purpose Borrower agrees that:

          A. The foregoing constitutes an irrevocable direction or authorization to so disburse the funds (said authorization being coupled with an interest) and no further direction or authorization from Borrower shall be necessary to warrant any such disbursements; and

          B. All such disbursements shall satisfy the obligations of Lender hereunder and shall be secured by the Mortgage as fully as if made by Borrower, regardless of the disposition by the party to whom such disbursements are so made.

     (d) [A portion of the Loan, in the amount of _______________________ and 00/00 ($_______) Dollars (the "________________________") shall be held in reserve by Lender, to be applied, at Lender's sole discretion. Borrower shall pay interest on the _______________ to the extent that the Reserve has been advanced, as afore stated, and interest on such portion of the Reserve shall accrue commencing on the day that Lender advances said portion. Borrower hereby pledges the Reserve to Lender as additional security for satisfaction of Borrower's obligations under the Loan Documents. Accordingly, upon the occurrence of an Event of Default hereunder, any unadvanced balance remaining in the Reserve shall, at Lender's option, immediately be applied to reduce Borrower's obligations under the Loan Documents. If the funds remaining in the Reserve after any installment has been advanced are insufficient to fully satisfy any outstanding balance remaining on _______________Borrower shall immediately, from its own funds, deposit with Lender all amounts necessary to satisfy the __________________.]

     3. The Note. The obligation of Borrower to repay all monies advanced by Lender to Borrower in connection with the Loan shall be evidenced by this Agreement and the Note. The Loan shall bear interest at the rate(s) set forth in the Note and shall be payable as provided in the Note with final payment due on ________________. All of Borrower's obligations hereunder and under the Note are secured by the Mortgage. Should the principal of or interest on the Loan become due and payable on a day other than a Business Day, the maturity thereof shall be extended to the next succeeding Business Day and, in the case of principal, interest shall be payable thereon at the rate per annum specified in the Note during such extension.

     4. Grant of Security Interest. Borrower will perform any and all steps reasonably requested by Lender to create and maintain in Lender's favor a first and valid lien on or security interest in the Collateral or pledges of Collateral, including, without limitation, the execution, delivery, filing and


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

recording of financing statements and continuation statements, supplemental security agreements, notes, filings with federal government offices and any other documents necessary, in the opinion of Lender, to protect its interest in the Collateral which liens shall be exclusive except for those liens expressly permitted elsewhere herein. Lender and its designated officer are hereby appointed Borrower's attorney-in-fact to do all acts and things which Lender may deem necessary to perfect and continue perfected the security interests and Liens provided for in this Agreement, including, but not limited to, executing financing statements on behalf of Borrower.

     5. Conditions Precedent to Lender's Obligations. Lender shall not be obligated to make the Loan hereunder unless Lender shall have received the following, all in form and substance satisfactory to Lender in all respects:

     (a) the Note, duly executed;

     (b) the Mortgage, duly executed;

     (c) this Agreement, duly executed;

     (d) the Assignment of Leases and Rents, duly executed;

     (e) the Assignment of Licenses, duly executed;

     (f) the Environmental Indemnity Agreement, duly executed;

     (g) the Document Re-Execution Agreement, duly executed;

     (h) certificates of insurers, or other evidence satisfactory to Lender, indicating that Borrower has obtained the policies of insurance as are required under the terms of the Mortgage;

     (i) a paid title insurance policy (without survey exception) in the full amount of the Loan issued by a title insurance company acceptable to Lender and insuring the Mortgage as a valid first lien on the Mortgaged Property, with such endorsements as Lender shall require and subject to the Permitted Exceptions identified in the Mortgage;

     (j) UCC-1 financing statements required to evidence or perfect Lender's security interest in the personal property now or hereafter owned by Borrower and located on or used in connection with the Mortgaged Property and UCC-1 financing statements required to perfect Lender's security interest in the Collateral;

     (k) an appraisal of the Mortgaged Property;


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

     (l) financial statements and tax returns for Borrower;

     (m) evidence of a search of the public records which discloses no conditional sales contracts, financing statements or title retention agreements filed or recorded against Borrower or the Mortgaged Property;

     (n) a survey of the Mortgaged Property prepared in accordance with the "Minimum Standard Detail Requirements for ALTA and ACSM Land Title Surveys" jointly established by ALTA and ACSM in [1999] and certified to Lender by a registered land surveyor acceptable to Lender;

     (o) copies of all permits or approvals required by Governmental Authorities to such date with respect to Borrower or the Mortgaged Property, to the extent the same are necessary and appropriate to operate the Mortgaged Property for retail purposes.

     (p) an environmental audit of the Mortgaged Property (Phase I and, if necessary Phase II);

     (q) the articles of organization and certificate of incorporation of Borrower, and all amendments thereof, certified by the Secretary of State of the State where the Collateral is located and in each other state where Borrower conducts its business, together with a certificate of said Secretary of State to the effect that each such company is in good standing therein;

     (r) By-Laws of Borrower certified by an officer of such company;

     (s) an incumbency certificate of Borrower which shall certify the names and titles of the directors and officers of such company authorized to sign, in the name and on behalf of Borrower this Agreement and each other Loan Document to be delivered pursuant to this Agreement by Borrower, together with the true signatures of such officers, upon which certificate Lender may conclusively rely;

     (t) resolutions of the board of directors of Borrower authorizing the transactions to be entered into by each of Borrower in connection with this Agreement;

     (u) evidence that the Mortgaged Property is not located in a federal or state flood hazard area;

     (v) certification regarding debts and liens, executed by the owner of the Mortgaged Property;

     (w) payment of the Short Interest, the Fee (as such terms are defined in the Note) and other fees and expenses required to be paid to or on behalf of Lender in connection with the Loan;


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

     (x) opinions of legal counsel to Borrower with respect to such matters as Lender may reasonably request;

     (y) evidence of the appointment of a New Jersey agent to accept service of process on behalf of Borrower, pursuant to the requirements of the Loan Documents;

     (z) evidence demonstrating current full compliance with all applicable zoning, health, environmental and safety laws, ordinances and regulations (including, without limitation, approval of local, private or public sewage or water utility);

     (aa) certification from Borrower that Borrower is not a party to any existing or pending or threatened litigation, except as previously disclosed to Lender;

     (bb) evidence demonstrating receipt of all appropriate approvals meeting all applicable requirements of all Governmental Authorities having jurisdiction including, but not limited to, subdivision and site plan approvals, potable water supply, sewage discharge and sewage connection, use of septic tanks or alternatives;

     (cc) satisfactory evidence that all roads and utilities necessary for the full utilization of the Collateral for its intended purposes have been completed or the presently installed and proposed roads and utilities will be sufficient for the full utilization of Collateral for its intended purposes; and

          (i) such other agreements, certificates or other documents as Lender or Title Insurance Company may reasonably request.

     6. Representations and Warranties of Borrower. To induce Lender to make the Loan pursuant to this Loan Agreement, Borrower hereby represents and warrants to Lender as follows:

     (a) Borrower is a corporation, duly organized under the laws of ________ and is validly existing and in good standing under the laws of ________ and has all requisite power and authority and legal right to own its property, to carry on its business as it is now being conducted, to enter into this Agreement and the other Loan Documents entered into by it and to perform all of its obligations hereunder and thereunder.

     (b) The execution and delivery by Borrower of the Loan Documents, and the performance of its obligations thereunder, have been duly authorized by all necessary action, corporate or otherwise, and do not and will not: (i) require any further action, consent or approval on the part of the shareholders of Borrower; (ii) violate any provision of law, rule, regulation, order, writ, judgment, injunction, decree, determination or award presently in effect having applicability to Borrower, or the articles of organization or regulations of Borrower; or (iii) result in any breach of or constitute a default under any


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

indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower is a party or by which Borrower or its properties may be bound or affected, and Borrower is not in default under any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any such indenture, agreement, lease or instrument.

     (c) The Loan Documents have been duly executed and delivered by Borrower and are legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms.

     (d) Except as previously disclosed to Lender, there is no material action, suit, proceeding, inquiry or investigation, at law or in equity, or before any court, governmental instrumentality, public board or arbitrator pending or threatened against or affecting Borrower or any of its properties or rights, wherein an unfavorable decision, ruling or finding would (i) to the extent not covered by insurance as to which the insurer has not disclaimed coverage, result in any material adverse change in the financial condition, business, properties or operations of Borrower; (ii) materially or adversely effect the transactions evidenced by the Loan Documents; (iii) materially impair the right of either to carry on its business substantially as now conducted; or (iv) adversely effect the validity or enforceability of the Loan Documents.

     (e) To the best of Borrower's knowledge, Borrower is in compliance with all laws applicable to Borrower or its properties or assets.

     (f) Borrower is a pre-existing corporation, is actively engaged in the operation of its business and has not been created as a vehicle to obtain the Loan. The proceeds of the Loan will be used by Borrower for the purposes set forth in Paragraph 6(o) in connection with the operation of Borrower's business, and the proceeds of the Loan will not be paid over or diverted by Borrower to any officer, director or shareholder of Borrower or any other person.

     (g) The following persons constitute all of the [Shareholders] of Borrower:
Name

                  _____________

                  _____________

     (h) The following persons constitute all of the [directors and officers] of Borrower, and hold the following offices:

                  Name                                        Title

                  __________________                _______________


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

                  __________________                _______________

     (i) There has been no material adverse change in the condition, financial or otherwise, of Borrower since the date of its financial statements furnished to Lender.

     (j) Borrower's properties and assets reflected on its financial statements referred to above, and all such properties and assets are free and clear of all mortgages, pledges, liens, charges or other encumbrances, except as reflected on such financial statements.

     (k) Borrower have each filed all federal, state and other income or franchise tax returns which are required to be filed and have paid all taxes due or which may become due pursuant to such returns or pursuant to any assessment received by it.

     (l) All timely authorizations, permits, approvals and consents of Governmental Authorities which may be required in connection with the valid execution and delivery of this Agreement and the other Loan Documents and the carrying out or performance of any of the activities or transactions required or contemplated hereunder or thereunder have been obtained (and remain in full force and effect).

     (m) All financial statements, information and other financial data furnished by Borrower to Lender in connection with the Agreement (i) were true, correct and complete in all material respects, as of the date of said financial statements, information and other data, (ii) such financial statements present fairly the financial condition of Borrower at the respective dates thereof and the results of operations and changes in financial position for the periods to which they apply, and (iii) there have been no material adverse changes in the financial condition of Borrower since the delivery by Borrower, as the case may be, to Lender of the most recent financial statements.

     (n) Borrower's assets, at a fair valuation, exceed Borrower's liabilities (including, without limitation, contingent liabilities). Borrower is paying its debts as they become due and Borrower anticipates the continuing ability to pay its debts as they become due. Borrower has capital and assets sufficient to carry on its business.

     (o) Proceeds from the Loan shall be used only to for purposes directly related and benefiting the Mortgaged Property, to pay the fees and expenses required to be paid to or on behalf of Lender in connection with the Loan, to pay outstanding real estate taxes on the Mortgaged Property, and other proper corporate purposes. No part of the proceeds of the Loan shall be used, directly or indirectly, for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System, or for the purpose of purchasing or carrying or trading in any stock under such circumstances as to involve Borrower in a violation of Regulation U of the Board of Governors of the Federal Reserve System. In particular, without


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

limitation of the foregoing, no part of the proceeds from the Loan are intended to be used to acquire any publicly-held stock of any kind. As used in this subparagraph (o), the terms "margin stock" and "purpose of purchasing or carrying" shall have the meanings assigned to them in the aforesaid Regulation U, and the term "publicly-held," in respect to securities, shall have the meaning assigned to it in Section 220.7(a) of Regulation T of the Board of Governors of the Federal Reserve System.

     (p) Borrower is not in violation of or in default under (nor on the Closing Date is there any waiver in effect which, if not in effect, would result in a violation or default under) any provision of Borrower's articles of incorporation and by-laws, or under any provision of any agreement, indenture, evidence of indebtedness, loan or financing agreement, certificate, lease or other instrument to which it is a party, or by which it is bound, or of any law, governmental order, rule or regulation, in any such case under this subparagraph
(p) so as to affect adversely in any material manner its business, assets or financial conditions.

     (q) All statements, representations and warranties made by Borrower or any other person in this Agreement, any other Loan Document and any other agreement, document, certificate or instrument previously furnished or to be furnished by said person to Lender under this Agreement or in connection with the Loan: (i) are and shall be true, correct and complete in all material respects at the time they were made and, in the case of those made prior to the Closing Date, on and as of the Closing Date, (ii) do not and shall not contain any untrue statement of a material fact at the time made, and (iii) do not and shall not omit to state a material fact at the time made necessary in order to make the information contained herein or therein not misleading or incomplete. Borrower understands that all such statements, representations and warranties shall be deemed to have been relied upon by Lender as a material inducement to provide the Loan.

     (r)  No  person  is  entitled  to  receive  from   Borrower  any  brokerage
commission, finder's fee or similar fee or payment in connection with the consummation of the transactions contemplated by this Agreement. No brokerage or other fee, commission or compensation is to be paid by Lender by reason of any act, alleged act or omission of Borrower with respect to the transaction contemplated hereby.

     (s) Borrower has no knowledge of any of the following:

          (i) The release or threatened release of any hazardous substance, pollutant or contaminant as each such term is presently defined in any applicable Environmental Laws resulting from any activity by or on behalf of Borrower or any predecessor in interest to the Mortgaged Property, including, without limitation, the generation, handling, storage, treatment, transportation or disposal of any hazardous substance, pollutant or contaminant at any of the past or present business locations and facilities or Borrower; or

          (ii) Any past or future action taken or to be taken by any federal, state, county or municipal Governmental Authority or by any other person under any applicable Environmental Laws concerning the release of any hazardous substance, pollutant or contaminant into the soil, air, surface or subsurface water or the environment in general from any of the past or present business locations and facilities or Borrower; or

          (iii) Any claims or actions brought or which are threatened to be brought by any Person against Borrower for damages occurring at or outside of any of the past or present business locations and facilities of Borrower resulting from the alleged release or threatened release of any hazardous substance, pollutant or contaminant by Borrower or any predecessor in interest, including, without limitation, claims for health effects to Persons, property damage and/or damage to natural resources.

     (t) (A) Borrower's address set forth above is the location of Borrower's chief executive office, and is the only location where Borrower keeps its records. (B) Within four (4) months of the date of this Agreement, none of Borrower's assets have been moved from any jurisdiction or other locations than the present location of assets set forth above.

     (u) Borrower is the owner and the operator of the Mortgaged Property.

     7.   Survival   of   Representations   and   Warranties.    The   foregoing
representations and warranties shall survive the execution of this Loan Agreement and the closing of the Loan.

     8. Affirmative Covenants. To induce Lender to make the Loan pursuant to this Loan Agreement, Borrower hereby covenants and agrees that so long as the Loan shall remain outstanding hereunder, Borrower shall comply with the following covenants:

     (a) Borrower shall keep and maintain complete and accurate books, accounts and records. Borrower shall permit access thereto and examination thereof by Lender and any authorized representatives of Lender, at all reasonable times and places during normal business hours (including the right to make copies thereof at the cost and expense of Borrower).

     (b) Borrower shall comply in all material respects with all applicable federal, state, county and municipal laws, rules, regulations and orders of any Governmental Authority having jurisdiction over Borrower, subject to the limitations expressly set forth in the Mortgage, except to the extent contested in good faith and by proper proceedings or where the failure to so comply would not have a material adverse effect on Borrower, including, without limitation, all Environmental Laws and health and safety laws.

     (c) Borrower shall promptly notify Lender of the occurrence of any Event of Default or an event which, with the giving of notice or passage of time or both, would constitute an Event of Default and of the occurrence of any event or the commencement of any action, suit or proceeding which, if adversely determined, would adversely affect the condition, financial or otherwise, of Borrower.

     (d) Borrower shall indemnify, protect, defend and save harmless the Indemnified Parties from and against (i) any and all losses, damages, expenses or liabilities of any kind or nature and from any suits, claims, or demands, by third parties including reasonable counsel fees incurred in investigating or defending such claim, suffered by any of them and caused by, relating to, arising out of, resulting from, or in any way connected with the Loan and the transactions contemplated herein, and (ii) any and all losses, damages, expenses or liabilities sustained by Lender in connection with any environmental sampling or cleanup relating to any properties or assets owned or otherwise used by Borrower in the operation of its business, or mandated by any Environmental Law; provided, however, Borrower shall not be obligated to indemnify, protect, defend and save harmless an Indemnified Party, if the loss, damage, expense or liability was caused by or resulted from the gross negligence or willful misconduct of that Indemnified Party. In case any action shall be brought against an Indemnified Party based upon any of the above and in respect to which indemnity may be sought against Borrower, the Indemnified Party against whom such action was brought, shall promptly notify Borrower in writing, and Borrower shall assume the defense thereof, including the employment of counsel selected by Borrower and reasonably satisfactory to the Indemnified Party, the payment of all costs and expenses and the right to negotiate and consent to settlement. Upon reasonable determination made by the Indemnified Party, the Indemnified Party shall have the right to employ separate counsel in any such action and to participate in the defense thereof at the Indemnified Party's cost and expense. Borrower shall not be liable for any settlement of any such action effected without its consent, but if settled with Borrower's consent, or if there be a final judgment for the claimant in any such action, Borrower agrees to indemnify and save harmless said Indemnified Party against whom such action was brought from and against any loss or liability by reason of such settlement or judgment. The provisions of this subparagraph (d) shall survive the termination of this Agreement and the final repayment of the Loan.

     (e) Borrower shall maintain all of its property in good working condition, ordinary wear and tear excepted (including obsolete and abandoned property).

     (f) Borrower will continue to hold all necessary licenses and permits for the operations of its business, including but not limited to contract vendor registrations and account numbers.

     (g) Lender (by any of its officers, employees and agents) shall have the right, at any time or times during Borrower's usual business hours (provided reasonable prior notice is given except if an Event of Default has occurred and is continuing), to inspect the Collateral, all records related thereto (and to make extracts from such records) and the premises upon which any of the Collateral is located, to discuss Borrower's affairs and finances with any person and to verify the amount, quality, quantity, value and condition of, or any other matter relating to, the Collateral.

     (h) Borrower will furnish Lender with at least ten (10) days' prior written notice of any change in location of or addition to its chief executive office, the office where it keeps its records concerning its assets and other business locations.

     (i) Pay and discharge, and require its subsidiaries to pay and discharge, when due, all taxes, assessments or other governmental charges imposed on them or any of their respective properties, unless the same are currently being contested in good faith by appropriate proceedings and adequate reserves are maintained therefor.

     (j) Operate its properties, and cause those of its subsidiaries to be operated in compliance with all applicable orders, rules and regulations promulgated by the jurisdictions and agencies thereof where such properties are located and duly file or cause to be filed such reports and/or information returns as may be required or appropriate under applicable orders, regulations or law.

     (k) Permit Lender's representatives and/or agents full and complete access to any or all of Borrower's and its subsidiaries' properties and financial records, to make extracts from and/or audit such records and to examine and discuss Borrower's properties, business, finances and affairs with Borrower's officers and outside accountants.

     9. Negative Covenants of Borrower. To induce Lender to make the Loan pursuant to this Agreement, Borrower hereby covenants and agrees that so long as the Loan shall remain outstanding, Borrower shall not:

     (a) Except for Permitted Encumbrances at any time: (i) create, incur, assume or suffer to exist any mortgage, deeds of trust, pledge, security interest, encumbrance, lien or charge of any nature upon or with respect to Borrower's assets and properties or (ii) sign or file under the Uniform Commercial Code of any jurisdiction a financing statement which names Borrower as a debtor or (iii) sign any security agreement authorizing any secured party thereunder to file such financing statement. Borrower further covenants and agrees not to grant any similar negative pledge to any other lender.

     (b) Except as to the sale or disposition of assets which are obsolete or worn out and are no longer used or useful in the conduct of its business, convey, sell, lease, assign, transfer, hypothecate or otherwise dispose of any of its now or hereafter acquired property, business or assets.

     (c) Create, incur, suffer to exist, assume, guaranty, endorse, become a surety, or otherwise become liable for the debt or other obligations of any other Person whether directly or indirectly, or make or incur any advance, purchase commitment, other obligation or loan for the direct or indirect purpose of paying or discharging any such obligations.

     (d) Make any advance, loan, extension of credit or capital contribution to, or purchase any stock, bonds, notes, debentures or other securities of or any assets constituting a business unit of, or make any other investment income, any Person.

     (e) Enter into any merger or consolidation or liquidate or wind-up or dissolve itself (or suffer any liquidation or dissolution) or convey, sell, lease, assign, transfer or otherwise dispose of all or substantially all of its property, business or assets or make any material change in its present method of conducting business.

     (f)  Materially   change,   amend,  alter  or  modify  the  certificate  of
incorporation, by-laws, or other governing documents of Borrower.

     (g) Enter into any transaction, including, without limitation, the purchase, sale or exchange of property or the rendering of any service, with any officer, director, shareholder or partner of Borrower or affiliate of any of the foregoing.

     (h) Declare or pay any dividends on, distributions on or make any payment on account of, or set apart assets or a sinking fund for the purchase, redemption, defeasance, retirement or other acquisition of, any interest, shares or any class of stock or any warrant or option to purchase any such stock whether now or hereafter outstanding or make any other distribution in respect thereof, directly or indirectly whether in cash or property or obligations.

     (i) Create, incur, suffer to exist any indebtedness, except (i) indebtedness in respect of the Loan; and (ii) indebtedness, if any, outstanding as of the date of this Agreement and shown on the financial statements previously delivered to Lender.

     (j) Allow its corporate existence to be other than in good standing and will not, without the prior written consent of Lender, dissolve or liquidate, or merge or consolidate with or acquire or affiliate with any other business entity or form any subsidiary.

     (k) Change its name without furnishing to Lender at least ten (10) days' prior written notice thereof.

     (l) Utilize any trade name, and will not in the future utilize any trade name without furnishing to Lender at least ten (10) days prior written notice thereof.

     (m) Change the nature of its business.

     10. Events of Default. The occurrence of any of the following shall constitute an Event of Default hereunder:

     (a) failure of Borrower to make any payment of any installment of principal or interest when due under the Note (subject to any applicable grace, notice and/or cure period contained therein;

     (b) failure of Borrower to pay any other sum when due hereunder or under any other Loan Document and continuation of such failure for five (5) days thereafter;

     (c) any representation or warranty of Borrower made herein or in any other Loan Document or in any other writing given to Lender in connection with the Loan shall have been incorrect in any material respect as of the time when the same shall have been made;

     (d) the occurrence of an Event of Default under any other Loan Document;

     (e) the sale, conveyance, assignment, transfer or other disposition or divestiture of Borrower's title to any of the Collateral, or the mortgage or other conveyance of a security interest in, or other encumbrance on any of the Collateral or any interest therein, whether voluntary or involuntary, except as provided herein;

     (f) any merger, consolidation, liquidation or dissolution, or the sale or transfer of all or substantially all of the assets, of Borrower;

     (g) the transfer of any of the stock or other ownership interest of Borrower;

     (h) the use of proceeds of the Loan for any purpose other than the purpose described in Paragraph 6(o);

     (i) any Loan Documents for any reason shall cease to be in full force and effect, the liens on the Collateral purported to be created thereby shall cease to be or are not valid and perfected liens having priority over all other liens except any encumbrances specifically permitted under such Loan Documents;

     (j) one or more judgments or decrees shall be entered against Borrower (not paid or fully covered by insurance) and all such judgments or decrees shall not have been vacated or discharged, stayed or bonded pending appeal within sixty
(60) days from the entry thereof;

     (k) if Borrower becomes insolvent;

     (l) if Borrower generally does not pay its debts as they become due and Borrower has failed to make any payment to Lender required by the Loan Documents;

     (m) if Borrower makes an assignment for the benefit of creditors;

     (n) if Borrower calls or causes to be called a meeting of creditors for the composition of debts;

     (o) if there shall be filed by or with the consent or authorization of Borrower a petition in bankruptcy for liquidation or for reorganization, or a custodian, receiver or agent is appointed or authorized to take charge of its properties, or Borrower authorizes any such action;

     (p) if there shall be filed against Borrower a petition in bankruptcy, for liquidation, or for reorganization, or a custodian, receiver, or agent is appointed or authorized to take charge of its properties and Borrower, as the case may be, has not consented to or authorized such action and such action is not dismissed within sixty (60) days; and

     (q) if any license, permit, registration, vendor account or other approval required for the normal operation of Borrower's business or any of the Collateral shall be suspended or shall cease to be in full force and effect.

     11. Remedies.

     (a) Upon the occurrence of an Event of Default and at any time thereafter during the continuance of such Event of Default, in addition to any remedies available to Lender under applicable law, Lender may take one or more of the following remedial steps in any order of priority:

          (i) Declare immediately due and payable the outstanding principal balance of the Note, together with all accrued and unpaid interest, fees and other sums or expenses payable thereunder and hereunder and accordingly accelerate payment thereof without presentment, demand, notice of intention to accelerate, notice of acceleration or notice of any other kind, all of which are expressly waived;

          (ii) Take any action at law or in equity against Borrower (a) to collect the payments then due and thereafter to become due under the Loan Documents, or (b) to enforce performance and observance of any obligation, agreement or covenant of Borrower or such other parties under the Loan Documents;

          (iii) Exercise any and all rights and remedies provided for in the other Loan Documents as they relate to Borrower.

          (iv) Proceed with or without judicial process to take possession of all or any part of the Collateral provided for herein not already in the possession of Lender and Borrower agrees that upon receipt of notice of Lender's intention to take possession of all or any part of said Collateral, Borrower will do everything reasonably necessary to assemble the Collateral and make same available to Lender at a place to be designated by Lender. Borrower hereby waives any and all rights it may have, by statute, constitution or otherwise to notice from Lender, for Lender to obtain possession, by Court proceedings or otherwise, of the Collateral provided for in this or in any other agreement with Lender;

          (v) So long as Lender acts in a commercially reasonable manner, assign, transfer and deliver at any time or from time to time the whole or any portion of the Collateral or any rights or interest therein in accordance with the Uniform Commercial Code, and without limiting the scope of Lender's rights thereunder, Lender may sell the Collateral at public or private sale, or in any other manner, at such price or prices as Lender may deem best, and either for cash or credit, or for future delivery, at the option of Lender, in bulk or in parcels and with or without having the Collateral at the sale or other disposition. Lender shall have the right to be the purchaser at any public sale. Lender shall have the right to conduct such sales on Borrower's premises or elsewhere and shall have the right to use Borrower's premises without charge for such sales for such time or times as Lender may see fit. Lender is hereby granted license or other right to use, without charge, Borrower's labels, patents, copyrights, rights of use of any name, trade secrets, trade names, trademarks and advertising matter, or any property of a similar nature, as it pertains to the Collateral, in advertising for sale and selling any collateral and Borrower's rights under all licenses and franchise agreements shall inure to Lender's benefit. In the event of a sale of the Collateral, or any other disposition thereof, Lender shall apply all proceeds first to all costs and expenses of disposition, including reasonable attorneys' fees, and then to the Obligations of Borrower to Lender;

          (vi) Elect to retain the Collateral or any part thereof in satisfaction of all Obligations due from Borrower to Lender upon notice of such proposed election to Borrower and any other party as may be required by the Uniform Commercial Code; and

          (vii) Lender shall have the right immediately, and without notice or other action to set-off against any of any Borrower's Obligations to Lender any sum owed by Lender in any capacity to any Borrower whether due or not, and Lender shall be deemed to have exercised such right of set-off and to have made a charge against any such sum immediately upon the occurrence of a Default, even though the actual book entries may be made at some time subsequent thereto.

     (b) No remedy conferred in this Agreement or the other Loan Documents is intended to be exclusive of any other remedy, and each and every such remedy shall be cumulative and shall be in addition to every other remedy conferred herein or now or hereafter existing at law or equity or by statute or otherwise.

     12. Payment of Expenses.

     (a) Borrower agrees that it shall pay, within five (5) days after demand, all out-of-pocket expenses incurred by Lender in connection with this transaction including, without limitation, fees and expenses for any title searches required hereunder, recording and filing fees, and reasonable attorneys' fees incurred by Lender in connection with the Loan (including any amendments and waivers), the preparation of the Loan Documents, the administration of the Loan, inspection of the Mortgaged Property during the course of the Project and the enforcement Lender's rights and remedies under the Loan Documents.

     (b) If Borrower should fail to perform or observe, or to cause to be performed or observed, any covenant or obligation under this Loan Agreement or any of the other Loan Documents, then Lender, may (but shall be under no obligation to) take such steps as are necessary to remedy any such nonperformance or nonobservance and provide for payment thereof, if any (which shall include, without limitation, steps necessary to cure any defaults of Borrower under any lease).

     (c) All amounts expended or advanced by Lender pursuant to this Paragraph 11 shall become part of the outstanding principal balance of the Loan and the Note, shall be secured by the Mortgage, shall become due and payable by Borrower upon demand by Lender, and shall bear interest at the Default Rate (such interest to be calculated from the date of such advance by Lender to the date of repayment thereof by Borrower).

     13. Lender's Right to Assign. Lender shall have the right to sell, assign, transfer or dispose of all or any part of its interest in the Loan without the consent or approval of Borrower.

     14. Default Interest Rate. All sums advanced and all expenses incurred by Lender pursuant to any provision of this Agreement or of the other Loan Documents which are not paid when due shall bear interest at the Default Rate set forth in the Note from the date such sum was due until such sum is paid in full and shall be secured by the Mortgage.

     15. Usury Savings. Notwithstanding anything to the contrary contained herein, under no circumstances shall the aggregate amount paid or agreed to be paid hereunder or under the Note exceed the highest lawful rate permitted under applicable usury law (the "Maximum Rate") and the payment obligations of Borrower under this Agreement and the Note are hereby limited accordingly. If under any circumstances, whether by reason of advancement or acceleration of the maturity of the unpaid principal balance hereof or otherwise, the aggregate amounts paid hereunder or under the Note shall include amounts which by law are deemed interest and which would exceed the Maximum Rate, Borrower stipulates that payment and collection of such excess amounts shall have been and will be deemed to have been the result of a mistake on the part of both Borrower and Lender or the holder of the Note, and the party receiving such excess payments shall promptly credit such excess (only to the extent such payments are in excess of the Maximum Rate) against the unpaid principal balance hereof and any portion of such excess payments not capable of being so credited shall be refunded to Borrower.

     16. Notices. Any notices or other communications to be delivered to either party shall be delivered by (a) certified mail, return receipt requested, postage prepaid, (b) nationally recognized overnight courier against receipt therefor or (c) fax, with a copy simultaneously delivered to the attorney for such party, addressed to the parties at their address first set forth above and to their attorneys as follows:

                  Borrower's Fax No.:----------------

                  Lender's Fax No.: (201)342-8373

                  Borrower's Attorney:
                           Mitchell Savrick, Esq.
                           Savrick, Schumann, Johnson & McGarr
                           2901-G Bee Caves Road
                           Austin, Texas 78786
                           Tel: (512) 347-1604
                           Fax: (512) 347-1676

                  Lender's Attorney:

                           Cole, Schotz, Meisel, Forman & Leonard, P.A.
                           Court Plaza North
                           25 Main Street
                           Hackensack, New Jersey 07601
                           Attn:  Michael R. Leighton, Esq.
                           Fax No. (201) 489-1536

     Any party may change its address for notices by delivering notice thereof to the other party hereunder. Notices shall be deemed delivered (a) two (2) days after mailing as aforesaid, (b) on the date shown on the courier's receipt or
(c) on the date when faxed as shown on the log of the transmitting machines.

     17. No Waiver. No course of dealing between Borrower and Lender or any failure or delay on the part of Lender in exercising any rights or remedies hereunder shall operate as a waiver of any rights or remedies of Lender and no single or partial exercise of any rights or remedies hereunder shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder. In the event any agreement contained in this Agreement or the other Loan Documents should be breached and thereafter waived by Lender, such waiver shall be limited to the particular breach so waived and shall not be deemed to waive any other breach hereunder or thereunder.

     18. Failure to Exercise Rights. Nothing herein contained shall impose upon Lender any obligation to enforce any terms, covenants or conditions contained in this Agreement and the other Loan Documents. Failure of Lender, in any one or more instances, to insist upon strict performance of any terms, covenants or conditions of this Agreement and the other Loan Documents, shall not be considered or taken as a waiver or relinquishment by Lender of its right to insist upon and to enforce in the future, by injunction or other appropriate legal or equitable remedy, strict compliance with all the terms, covenants and conditions of this Agreement and the other Loan Documents. The consent of Lender to any act or omission by Borrower shall not be construed to be a consent to any other or subsequent act or omission or a waiver of the requirement for Lender's consent to be obtained in any future or other instance.

     19. Prohibition Against Exercise of Rights Applicable Only to Individual Lenders. Borrower is hereby prohibited from exercising against Lender or Agent any right or remedy which it might otherwise be entitled to exercise against any one or more (but less than all) of the individual parties constituting Lender, including, without limitation, any right of set-off or any defense.

     20. Miscellaneous.

     (a) Choice of Law. THE LOAN WAS NEGOTIATED IN THE STATE OF NEW JERSEY, THIS AGREEMENT WAS NEGOTIATED IN THE STATE OF NEW JERSEY, WAS EXECUTED AND DELIVERED BY BORROWER AND ACCEPTED BY LENDER IN THE STATE OF NEW JERSEY, AND THE PROCEEDS OF THE NOTE WERE DISBURSED FROM THE STATE OF NEW JERSEY, WHICH STATE THE PARTIES AGREE HAS A SUBSTANTIAL RELATIONSHIP TO THE PARTIES AND TO THE UNDERLYING TRANSACTION EMBODIED HEREBY, AND IN ALL RESPECTS, INCLUDING, WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE. THIS AGREEMENT AND THE OBLIGATIONS ARISING HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW JERSEY APPLICABLE TO CONTRACTS MADE AND PERFORMED IN SUCH STATE AND ANY APPLICABLE LAW OF THE UNITED STATES OF AMERICA, EXCEPT THAT AT ALL TIMES THE PROVISIONS FOR THE CREATION, PERFECTION, PRIORITY, ENFORCEMENT AND FORECLOSURE

OF THE LIENS AND SECURITY INTERESTS CREATED UNDER THE LOAN DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED ACCORDING TO THE LAW OF THE STATE WHERE THE MORTGAGED PROPERTY IS LOCATED, IT BEING UNDERSTOOD THAT, TO THE FULLEST EXTENT PERMITTED BY THE LAW OF SUCH STATE, THE LAW OF THE STATE OF NEW JERSEY SHALL GOVERN THE VALIDITY AND ENFORCEABILITY OF ALL LOAN DOCUMENTS, AND THE DEBT OR OBLIGATIONS ARISING HEREUNDER.

     (b) Jurisdiction. AT LENDER'S ELECTION, TO BE ENTERED IN ITS SOLE DISCRETION, ANY LEGAL SUIT, ACTION OR PROCEEDING AGAINST BORROWER OR LENDER ARISING OUT OF OR RELATING TO THIS NOTE OR THE OTHER LOAN DOCUMENTS SHALL BE INSTITUTED IN ANY FEDERAL OR STATE COURT IN NEW JERSEY, AND BORROWER WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING, AND HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF ANY SUCH COURT IN ANY SUIT, ACTION OR PROCEEDING. BORROWER DOES HEREBY DESIGNATE AND APPOINT____________________________________, HAVING AN ADDRESS
AT____________________________________________,   AS  ITS  AUTHORIZED  AGENT  TO
ACCEPT AND ACKNOWLEDGE ON ITS BEHALF SERVICE OF ANY AND ALL PROCESS WHICH MAY BE SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT IN NEW JERSEY, AND AGREES THAT SERVICE OF PROCESS UPON SAID AGENT AT SAID ADDRESS AND WRITTEN NOTICE OF SAID SERVICE MAILED OR DELIVERED TO BORROWER IN THE MANNER PROVIDED IN THE MORTGAGE, SHALL BE DEEMED IN EVERY RESPECT EFFECTIVE SERVICE OF PROCESS UPON BORROWER IN ANY SUCH SUIT, ACTION OR PROCEEDING IN THE STATE OF NEW JERSEY. BORROWER (x) SHALL GIVE PROMPT NOTICE TO LENDER OF ANY CHANGED ADDRESS OF ITS AUTHORIZED AGENT HEREUNDER, (y) MAY AT ANY TIME AND FROM TIME TO TIME DESIGNATE A SUBSTITUTE AUTHORIZED AGENT WITH AN OFFICE IN NEW JERSEY (WHICH OFFICE SHALL BE DESIGNATED AS THE ADDRESS FOR SERVICE OF PROCESS), AND (c) SHALL PROMPTLY DESIGNATE SUCH A SUBSTITUTE IF ITS AUTHORIZED AGENT CEASES TO HAVE AN OFFICE IN NEW JERSEY OR IS DISSOLVED WITHOUT LEAVING A SUCCESSOR.

     (c) No modification or waiver of any provision of the Note or of this Agreement and no consent by Lender to any departure therefrom by Borrower shall be effective unless such modification or waiver shall be in writing and signed by a duly authorized officer of Lender, and the same shall then be effective only for the period and on the conditions provided therein.

     (d) Any condition of this Agreement or any other Loan Document which requires the submission of evidence of the existence or non-existence of a specified fact or facts implies as a condition the existence or non-existence, as the case may be, of such fact or facts, and Lender shall, at all times, be free independently to establish to its reasonable satisfaction and in its absolute discretion such existence or non-existence.

     (e) Borrower, as the case may be, shall execute and deliver, or cause to be executed and delivered to Lender, all other instruments, certificates and agreements as Lender or Lender's counsel may reasonably require, including, but not limited to, estoppel certificates stating that the Loan is in full force and effect and that there are no defenses or offsets thereto, to effect, confirm or assure the rights, remedies and liens intended to be granted or conveyed to Lender under this Agreement or any other Loan Document.

     (f) A determination that any portion of this Agreement or any of the Loan Documents is unenforceable or invalid shall not affect the enforceability or validity of any other provision, and any determination that the application of any provisions of this Agreement or any Loan Document to any person or circumstance is illegal or unenforceable shall not affect the enforceability or validity of such provisions it may apply to other persons or circumstances.

     21. Successors and Assigns.

     (a) Borrower may not assign its rights under this Agreement without the prior written consent of Lender. Any such attempted assignment in violation of this Agreement shall be void and of no effect.

     (b) All covenants and agreements in this Agreement shall bind and inure to the benefit of the respective permitted successors and assigns of the parties hereto and any holder or holders of the Note or any portion thereof.

     22. Waiver of Jury Trial. BORROWER AND LENDER AGREE THAT ANY SUIT, ACTION OR PROCEEDING, WHETHER CLAIM OR COUNTERCLAIM, BROUGHT BY BORROWER OR LENDER ON OR WITH RESPECT TO THIS LOAN AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE DEALINGS OF THE PARTIES WITH RESPECT HERETO OR THERETO, SHALL BE TRIED ONLY BY A COURT AND NOT BY A JURY. BORROWER AND LENDER EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY SUCH SUIT, ACTION OR

PROCEEDING. FURTHER, BORROWER WAIVES ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER, IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY SPECIAL, EXEMPLARY, PUNITIVE, CONSEQUENTIAL OR OTHER DAMAGES OTHER THAN, OR IN ADDITION TO, ACTUAL DAMAGES. BORROWER ACKNOWLEDGES AND AGREES THAT THIS SECTION IS A SPECIFIC AND MATERIAL ASPECT OF THIS LOAN AGREEMENT AND THAT LENDER WOULD NOT EXTEND CREDIT TO BORROWER (AS APPLICABLE) IF THE WAIVERS SET FORTH IN THIS SECTION WERE NOT A PART OF THIS LOAN AGREEMENT.

     23. Releases of Collateral

     (a) Lender may release, regardless of consideration, the obligation of any Person or Persons liable for payment of any of the Obligations secured hereby, or may release any part of the Mortgaged Property or any other collateral now or hereafter given to secure the payment of the Obligations or any part thereof, without impairing, reducing or affecting the obligations of Borrower under the Loan Documents, the remainder of the security of this Mortgage or the priority of the rights created by this Mortgage.

     (b) Within thirty (30) days of Mortgagor's request, provided: (i) Mortgagor is not in default hereunder or under any other Loan Document(s); and (ii) no event has occurred which with the passage of time and/or the giving of notice would constitute a default hereunder or under any other Loan Document(s), Mortgagee shall release portions of the Mortgaged Property from the lien created by the Mortgage ("Released Property") subject to: (i) Mortgagor's payment to Mortgagee of the Release Price (as hereinafter defined) for the Released Property and (ii) Mortgagor's delivery to Mortgagee of documentation evidencing an arms length transaction for the sale of the Released Property. The Release Price for the Released Property shall be equal to the greater of: (i) eighty percent (80%) of the net sale price of the Released Property (subject to reasonable and customary closing adjustments and sales commissions [to be approved by Lender in Lender's reasonable discretion]); (ii) seventy-five percent (75%) of the gross sale price of the Released Property; and (iii) the release amounts designated for the Released Property on Schedule F attached hereto and made a part hereof.

     IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first set forth above.

ATTEST:                              LENDER:
                                     KENNEDY FUNDING, INC., as Agent
_________________________
Name:____________________
Title:___________________            By:________________________________
                                     Name:
                                     Title:

ATTEST:                              BORROWER:


_________________________            By:________________________________
Name:____________________            Name:_____________________
Title:___________________            Title:____________________

STATE OF NEW JERSEY        )
                           )SS.:
COUNTY OF BERGEN           )

     I CERTIFY that on November ____, 2003,  ________________________ personally came before me and this person acknowledged under oath, to my satisfaction, that he:

     (c) executed the attached Loan and Security Agreement; and

     (d) was authorized to and did execute the attached Loan and Security Agreement on behalf of and as of _______________________________, the entity named in this instrument, by virtue of authority granted by its Articles of Incorporation and By-Laws.

                                              ______________________________
                                                  Notary Public

STATE OF NEW JERSEY        )
                           )SS.:
COUNTY OF BERGEN           )

     I CERTIFY that on November ___, 2003,  ________________________  personally came before me and this person acknowledged under oath, to my satisfaction, that he:

     (a) executed the attached Loan and Security Agreement; and

     (b) was authorized to and did execute the attached Loan and Security Agreement on behalf of and as of ___________________________________, the entity named in this instrument, by virtue of authority granted by its Articles of Incorporation and By-Laws.

                                              _____________________________
                                                  Notary Public

STATE OF NEW JERSEY        )
                           )SS.:
COUNTY OF BERGEN           )

     I CERTIFY that on November ___, 2003,  ________________________  personally came before me and this person acknowledged under oath, to my satisfaction, that he:

     (c) executed the attached Loan and Security Agreement; and

     (d) was authorized to and did execute the attached Loan and Security Agreement on behalf of and as of ___________________________________, the entity named in this instrument, by virtue of authority granted by its Articles of Incorporation and By-Laws.

                                              _____________________________
                                                  Notary Public

                                   SCHEDULE A

                          DESCRIPTION OF THE COLLATERAL

                                   SCHEDULE B

                            PRINCIPAL LOAN DOCUMENTS

                                   SCHEDULE C

                                   SCHEDULE D

                                     LENDERS

                                   SCHEDULE E

                              INTENTIONALLY DELETED

                                   SCHEDULE F

                        LENDER DESIGNATED RELEASE AMOUNTS

         1. San Antonio, Texas: $2,300,000.00

         2. Clearwater, Florida: $1,850,000.00

         3. Baton Rouge, Louisiana: $450,000.00

         4. Claremore, Oklahoma: $400,000.00

         5. Pascagoula, Mississippi: $600,000.00

         6. Bossier, Louisiana: $1,250,000.00

         7. Atlanta, Georgia: $2,100,000.00


                                       32